UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2010

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN  56071
(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On November 15, 2010, the Company issued a press release and mailed a letter to shareholders of record and non-objecting beneficial owners to communicate its financial results and operational highlights for the fiscal quarter ended September 30, 2010. The press release and quarterly letter are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01        Financial Statements and Exhibits

                                (a)           Financial statements:  None.

                                (b)           Pro forma financial information:  None.

                                (c)           Shell company transactions:  None.

                                (d)           Exhibits:

                                                99.1    Press Release dated November 15, 2010

                                                99.2    Quarterly Letter to Shareholders dated November 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.
Date: November 15, 2010	By /s/ Terry M. Belford
	Name:	Terry M. Belford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Electromed, Inc.

Form 8-K Current Report

Exhibit Number	Description
99.1	Press Release dated November 15, 2010
99.2	Quarterly Letter to Shareholders dated November 15, 2010